EXHIBIT 99.3

              CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB of ITS Networks Inc. (the Company) for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned President Officer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


Dated:  April  17,  2003


                                           /s/Gustavo  Gomez
                                              ----------------------------------
                                              Gustavo  Gomez
                                              President  and  Treasurer,  and
                                              principal financial and accounting
                                              officer